UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

October 27, 2016

Dear Stockholder of Paramount Gold Nevada Corp.:

I am pleased to invite you to attend the 2016 Annual Meeting of Stockholders of Paramount Gold Nevada Corp., to be held at The Grand Sierra Resort, located at 2500 East 2nd Street in Reno, Nevada, 89502 on Wednesday, December 14, 2016 at 10:00 a.m., local time.

At the meeting, we will update you on the progress we are making at our projects, the Sleeper Gold Project and the recently acquired Grassy Mountain Gold Project, and our outlook for the business in 2017.  Following that discussion and after addressing any questions you may have, we will cover the business matters outlined in the accompanying Notice of Annual Meeting and Proxy Statement.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2016 Annual Report to Stockholders and our Proxy Statement at www.paramountnevada.com/PZGProxy.pdf. On October 31, 2016, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by regular mail or in person at the Annual Meeting. The Annual Meeting is being held so that stockholders may consider the election of directors, the ratification of the appointment of MNP LLP as Paramount Gold Nevada Corp’s independent registered public accounting firm for the year ending June 30, 2017, and the ratification of the Company’s 2016 stock incentive and equity compensation plan.

The Board of Directors of Paramount Gold Nevada Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Paramount Gold Nevada Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors and the officers and employees of Paramount Gold Nevada Corp., I would like to take this opportunity to thank our stockholders for the confidence you place in us through your investment. We look forward to seeing you at the meeting.

Sincerely,

/s/ Glen Van Treek
Glen Van Treek President, CEO and Director

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(775) 625-3600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2016 Annual Meeting of Stockholders of Paramount Gold Nevada Corp. (the “Company”) will be held at the Grand Sierra Resort, 2500 East 2nd Street, Reno, Nevada 89502 at 10:00 a.m., local time, on Wednesday, December 14, 2016 for the following purposes:

1.	To elect as directors the six nominees named in the Proxy Statement to serve for the ensuing year and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017;

3.	To ratify the Company’s 2016 incentive and equity compensation plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote (i) FOR the election of all six nominees to serve as directors of the Company, (ii) FOR the ratification of the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016, and (iii) FOR the ratification of the Company’s 2016 incentive and equity compensation plan.

The Company is pleased, pursuant to the rules of the Securities and Exchange Commission (the “SEC”), to furnish proxy materials over the internet to our stockholders.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The Board of Directors has fixed the close of business on October 19, 2016 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on October 19, 2016 will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal offices, 665 Anderson Street, Winnemucca, Nevada, 89445, beginning on the mail date, October 31, 2016 and at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders of record at the close of business on the record date, whose shares are registered directly in their name, and not in the name of a broker or other nominee, may vote their shares in person at the Annual Meeting, even though they have sent in proxies.

By order of the Board of Directors,

/s/ David Smith
David Smith Chairman of the Board of Directors

October 27, 2016

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet: www.proxyvote.com/

Phone: 1-800-690-6903

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(775) 625-3600

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

December 14, 2016

ABOUT THE MEETING

This proxy statement for Paramount Gold Nevada Corp. (“Paramount” or the “Company”) is furnished in connection with the solicitation by our Board of Directors of proxies of stockholders for shares to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Grand Sierra Resort, 2500 East 2nd Street, Reno, Nevada 89502 on Wednesday, December 14, 2016 at 10:00 a.m. local time, and any and all adjournments or postponements thereof.  This proxy statement and the accompanying proxy are first being made available to our stockholders on or about October 31, 2016.

Important Notice Regarding the Internet Availability of Proxy Material – Our Proxy Statement and Annual Report to Stockholders are available at www.paramountnevada.com/PZGProxy.pdf.

What is the date, time and place of the Annual Meeting?

Paramount Gold Nevada Corp.’s 2016 Annual Stockholders Meeting will be held on Wednesday, December 14, 2016, beginning at 10:00 a.m., local time, at The Grand Sierra Resort, 2500 East 2nd Street, Reno, Nevada 89502.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, consisting of 1) election of directors; 2) ratification of the selection of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; 3) ratification of the Company’s 2016 incentive and equity compensation plan; and 4) any other matters that properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only our stockholders of record at the close of business on October 19, 2016, the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the Annual Meeting. As of the Record Date, there were 15,689,954 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders will be available at our headquarters at 665 Anderson Street, Winnemucca, Nevada 89445, as of the mail date, October 31, 2016 through to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

Why am I receiving these materials?

You are receiving these materials because, as of October 19, 2016, the Record Date for the Annual Meeting, you owned shares of Paramount common stock.  Paramount has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the Company’s Board of Directors’ solicitation of proxies for use at the annual meeting of stockholders to be held on Wednesday, December 14, 2016 at 10:00 a.m. local time.  These proxy materials give you information to determine how to vote in connection with the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on three proposals at the Annual Meeting:

•	The election to the Board of the six nominees named in this proxy statement (Proposal No. 1); and

•	Ratification of appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2017 (Proposal No. 2).
•	Ratification of the Company’s 2016 incentive and equity compensation plan (Proposal No. 3).

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board (Proposal No. 1);
•	“FOR” ratification of appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2017 (Proposal No. 2); and
•	“FOR” ratification of the Company’s 2016 incentive and equity compensation plan (Proposal No. 3).

Where is Paramount’s head office? And what is Paramount’s main telephone number?

Our head office is located at 665 Anderson Street, Winnemucca, Nevada, 89445. Our telephone number is (775) 625-3600.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy material instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (“Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to expedite the stockholders’ receipt of proxy material, help lower the cost of the Annual Meeting and reduce the environmental impact of its annual meetings.

However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice.

How can I get electronic access to the proxy material?

The Notice will provide you with instructions regarding how to access the proxy materials on the Internet for the Annual Meeting.  Also, the Notice will indicate how to instruct Paramount to send future proxy materials to you by email.  Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. The Annual Report on Form 10-K accompanies the proxy materials but is not considered part of the proxy soliciting materials.

You can also access proxy materials on the Company’s website at www.paramountnevada.com/pzgproxy.pdf

Who is entitled to vote at the Annual Meeting?

For each matter, stockholders have one vote for each share of Company common stock held by such stockholder as of the Record Date (defined in the next sentence). Only stockholders of record as of the close of business on October 19, 2016 (the “Record Date”) are entitled to receive notice of, to attend and to vote at the Meeting.  As of the Record Date, there were 15,689,954 shares of Paramount’s common stock issued and outstanding.

How do I vote my shares if I am a shareholder of record?

There are four ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the ballot.

•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll free number found on the ballot.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

How do I vote my shares if I am a beneficial owner of shares held in street name as of the Record Date?

There are four ways to vote:

•

In person.  If you are a beneficial owner of stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the organization that holds your shares.  Please contact that organization for instructions regarding obtaining a legal proxy.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the ballot.
•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll free number found on the ballot.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

What is the quorum requirement for the Annual Meeting?

One-third of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter, and abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present and vote in person at the Annual Meeting; or
•	Have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All stock represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholders instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed at the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding stock for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and with respect to any other matters properly presented for a vote at the Annual Meeting as the proxy holders may determine in their discretion.

Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are not permitted to vote on these proposals. The absence of votes from brokers is referred to as broker non-votes.  Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Can I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•

You may notify Paramount in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its corporate offices before the Annual Meeting, that you are revoking your proxy.

•	You may vote in person at the Annual Meeting.

What happens if I do not vote?

The presence, in person or by proxy, of one-third of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Annual Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not receive voting instructions on any proposal are not permitted to vote.  They are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

If my stock is held in “street name” by my broker, will my broker vote my stock for me?

If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Annual Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name.  Absent specific instructions from the beneficial owners of the shares, brokers who hold shares in “street name” for clients no longer have the authority to vote on proposals when they have not received instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting.

Who bears the cost of soliciting proxies?

Paramount may require the use of a proxy solicitation firm. Paramount would bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Paramount estimates, that if required, that the costs associated with solicitations of the proxies requested by this proxy statement would be approximately $15,000 plus out-of-pocket expenses.

In addition to soliciting proxies by mail, certain members of the Company’s directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on the Company’s behalf.

Where can I find more information about Paramount?

Paramount filed its 2016 annual report on Form 10-K with the SEC on September 16, 2016.  That report, together with other corporate filings is available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Corporate Communications, Paramount Gold Nevada Corp.  665 Anderson Street, Winnemucca, Nevada, 89445, USA.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that Paramount file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Paramount, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Paramount’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Paramount’s filings with the applicable Canadian securities regulators are available on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and may be viewed at the following website address: www.sedar.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended June 30, 2016, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•	Each shareholder known by us to beneficially own more than 5% of our common stock;
•	Each of our directors;
•	Each executive officer named in the Summary Compensation Table in “Executive Compensation;” and
•	All directors and executive officers as a group.

All information is as of the Record Date, except as noted otherwise.

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Class
FCMI Financial Corp.	2,651,961 (1)	16.9%
Seabridge Gold Inc.	970,163 (2)	6.2%
Carlo Buffone	204,174 (3)	1.3%
Glen Van Treek	198,835 (4)	1.3%
David Smith	50,000 (5)	*
Eliseo Gonzalez-Urien	41,334 (6)	*
Christopher Reynolds	34,834 (7)	*
John Carden	36,513 (8)	*
Pierre Pelletier	16,666 (9)	*
All directors and executive officers as a group (7 persons)	582,356 (3)-(9)	3.7%

*	Less than one percent (1%) of the outstanding shares on October 19, 2016 of 15,689,954
(1)

Based on the information set forth on Form 3 filed with the SEC on July 7, 2016 by FCMI Financial Corp. et al. The address of FCMI Financial Corp. is Suite 250, BCE Place, 181 Bay Street, Toronto, Ontario, Canada M3J 2T2.

(2)	As reported to Paramount by Seabridge Gold Inc. The address of Seabridge Gold Inc. is 106 Front St. East, Toronto, Ontario, Canada, M5A 1E1.
(3)	Consists of: (1) 20,840 shares held; and (2) 183,334 options which have vested and are exercisable as of September 30, 2016
(4)	Consists of: (1) 15,501 shares held; and (2) 183,334 options which have vested and are exercisable as of September 30, 2016
(5)	Consists of 50,000 options which have vested and are exercisable as of September 30, 2016
(6)	Consists of: (1) 8,000 shares held; and (2) 33,334 options which have vested and are exercisable as of September 30, 2016
(7)	Consists of: (1) 1,500 shares held; and (2) 33,334 options which have vested and are exercisable as of September 30, 2016
(8)	Consists of: (1) 3,179 shares held; and (2) 33,334 options which have vested and are exercisable as of September 30, 2016
(9)	Consists of 16,666 options which have vested and are exercisable as of September 30, 2016

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, six directors will be elected to serve a one year term or until the next annual stockholders meeting or until such director's successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Board has nominated David Smith, Glen Van Treek, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden and Pierre Pelletier. All nominees are currently members of the Board.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Name	Age(1)	Position
David Smith	58	Chairman of the Board
Glen Van Treek	51	President, CEO and Director
Christopher Reynolds	52	Director
Eliseo Gonzalez-Urien	75	Director
John Carden	68	Director
Pierre Pelletier	47	Director

(1)	As of October 27, 2016

Set forth below is certain information with respect to each director nominee:

David Smith - Chairman

Mr. Smith is a financial executive and corporate director with over 30 years of experience in a variety of industries, including: heavy equipment and engine sales and service; mining; alternative energy; and public accounting. His extensive international experience spans a wide array of industries with a particular emphasis on mining.

Mr. Smith has been a director and served as Chairman of the Board of Paramount Gold Nevada Corp. since June 2015.Currently, he is a member of the Board of Directors of both Dominion Diamond Corporation, an NYSE and TSX listed Canadian diamond mining company, and Collingwood School, a co-educational university prep school. From 2009 to 2014, Mr. Smith acted as executive Vice President and Chief Financial Officer of Finning International Inc., the world’s largest Caterpillar equipment dealer.   He was Vice President and Chief Financial Officer of Ballard Power Systems Inc., a global leader in fuel cell technology for six years from 2002 to 2008.   Mr. Smith spent 16 years with Placer Dome Inc. and Barrick Gold Corporation, one of the world’s largest gold miners, in a number of roles including Vice President & Chief Financial Officer of the US, Latin Americas and Canadian Divisions, overseeing multiple mining operations.

Glen Van Treek

Mr. Van Treek is the President and Chief Executive Officer and has been a director of Paramount Gold Nevada Corp. since February 2015. He was formerly the Chief Operating Officer and V.P. Exploration of Paramount Gold and Silver Corp and served in this role from January 2011 through the April 2015 merger with Coeur Mining, Inc. He has over 25 years of progressive global experience in all stages of mineral exploration. Prior to joining Paramount, for ten years he held various senior positions at Teck Resources Ltd. and most recently he managed the production geology, resource modeling and exploration programs at Teck’s Quebrada Blanca mine in Chile. Prior to his experience at Teck, Mr. Van Treek held positions with Placer Dome and other junior exploration companies. He is a graduate geologist from the University of Chile.

Christopher Reynolds

Mr. Reynolds has over 20 years of mineral industry and public accounting experience and has been a director of Paramount Gold Nevada Corp. since February 2015 and a director of Paramount Gold and Silver Corp. from December 2009 through April 2015 when the merger with Coeur Mining, Inc. was completed. Since May 2011, he has been the Vice President Finance and Chief Financial Officer of Seabridge Gold Inc., a TSX and NYSE MKT listed corporation. From October 2007 to April 2011, he served as

Vice President, Finance and Chief Financial Officer of Norsemont Mining Inc. and, prior to that, he served as Senior Vice President, CFO and Secretary of Southern Era Diamonds Inc. He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet Mining Corporation and Price Waterhouse, now PricewaterhouseCoopers. Mr. Reynolds also served as a director of Arizona Star Resource Corp. Mr. Reynolds is a CPA, CGA and received a B.A. (Economics) from McGill University

Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien currently serves as a member of the board of directors of Seabridge Gold since January 2006 and as a consulting geologist for Seabridge since March 2003, and has been a director of Paramount Gold Nevada Corp. since February 2015 and a director of Paramount Gold and Silver Corp. from March 2009 through the merger with Coeur Mining, Inc. in April 2015. He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001 Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc. including senior vice president of the parent company and president of Placer Dome Exploration Inc. During this period he was charged with responsibility for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, followed by post graduate studies in geology at the University of California, Berkley.

John Carden, Ph.D

Dr. Carden has more than 35 years in experience in exploration management, teaching and research and has been a director of Paramount Gold Nevada Corp. since February 2015 and a director of Paramount Gold and Silver Corp. from September 2006 through the completion of the merger with Coeur Mining, Inc. in April 2015. Since 2001 he has been a geologic consultant and a director of a number of junior resource companies each which were TSX Venture Exchange listed companies. Dr. Carden worked as a senior exploration geologist for Exxon Minerals, Atlas Precious Metals, Tenneco, and Echo Bay Mines and later was Director of U.S. Exploration from 1992 until 1998 for Echo Bay Mines. From 2010 to the present, Dr. Carden has acted as a geologic consultant to Otis Gold Corp. He is a Licensed Professional Geologist in the State of Washington. Dr. Carden received his B.Sc. and M.Sc. in geology From Kent State University in Ohio, and his doctorate in geology from the Geophysical Institute at the University of Alaska in 1978.

Pierre Pelletier

Mr. Pelletier is an environmental engineer, with a Masters of Business Administration from Queens University and is a qualified person under National Instrument 43-101, and has been a director of Paramount Gold Nevada Corp. since September 2016. He has over 20 years of extensive international experience spanning the operational, technical and financial aspects of the environmental consulting industry managing complex environmental and social impact projects. From 2012 through to the present, he has served as managing director of Environmental Resources Management Canada Ltd., a leading global provider of environmental, health, safety, risk, and social consulting services with an emphasis on the mining and oil and gas sectors. Prior to that, from 1998 through 2009, Mr. Pelletier served as a Project Manager for Rescan Environmental Services Ltd. (“Rescan”), managing project and technical development. In 2010, he became President and Chief Operating Officer for Rescan and remained in this role through 2012.

Required Vote

Regarding the election of directors, if a quorum is present, a majority of the votes properly cast for election of directors is sufficient to elect directors. Votes to withhold authority are considered properly cast; broker non-votes are not treated as votes cast. As a result, banks and brokers will not be able to vote on the election of directors without instructions from the beneficial owners. We encourage all stockholders who hold shares through a bank, broker or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

PROPOSAL No. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2017 and is submitting this selection for ratification by our stockholders at the Annual Meeting. In the event that our stockholders do not ratify the selection of MNP LLP, the Board will consider making a change of its auditors for the fiscal year ending June 30, 2018.

Fees Paid to Auditors

The following table set forts the fees accrued or paid to the Company’s independent registered public accounting firm for the year ended June 30, 2016.

	2016		2015
Audit Fees (1)	$44,277		$41,237
Audit-Related Fees (2)
Tax Fees (3)		-	10,000
All Other Fees	7,349		9,200
Total	$51,626		$60,437

(1)

Audit fees relate to professional services rendered in connection with the audit of the Paramount’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Paramount’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

(2)

Audit related fees comprise of fees for professional services that are reasonably related to the performance of the audit or review of Paramount’s financial statements not reported under the heading “Audit Fees”

(3)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by MNP LLP, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter authorizes the Audit Committee to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegees) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote

In order to become effective, the proposal to ratify the appointment of MNP LLP as Paramount’s independent registered public accounting firm for the year ending June 30, 2017 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MNP LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL No. 2.

PROPOSAL No. 3: RATIFICATION OF THE COMPANY’S 2016 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

Introduction

Subject to stockholder approval, our Board has adopted the 2016 Stock Incentive and Equity Compensation Plan (the “Plan”) and is proposing that the Plan be approved by the Company’s stockholders at the Annual Meeting to enable the Company to design appropriate awards and incentives for the persons eligible to participate in the Plan. Our Board believes that the Plan will be effective in attracting directors, executives, employees and consultants to the Company by providing incentives and rewards to those directors, executives, employees and consultants responsible for the Company’s continued growth. The Board further believes that incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock granted under the Plan would provide a form of incentive that aligns the economic interests of management, employees, consultants and those of our stockholders.

The Board desires a plan that gives it flexibility to determine what types of awards are beneficial to the Company, its employees, directors and stockholders as changes occur with respect to compensation trends, accounting treatment of awards, tax treatment of awards to the Company or its employees or directors, or its cash flow needs.

The Plan will provide the flexibility that the Board desires. In addition to incentive stock options and nonqualified stock options, the Plan will allow the Board or its compensation committee, as the administrator of the Plan, to award stock options, restricted shares and stock appreciation rights to employees, directors and consultants.

The Board of Directors of Paramount has unanimously approved the adoption of the Plan. A copy of the Plan is included herewith and marked Exhibit 1.

 Material Features of the Plan

The material features of the Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Exhibit 1 to this proxy statement.

Administration

The Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards or grants.

 Types of Awards

Awards under the Plan may include restricted shares of common stock, registered shares of common stock, (if a registration statement has been filed) nonqualified stock options, incentive stock options (“ISOs”) and stock appreciation rights (“SARs”). Restricted Shares are shares of common stock issued to a recipient subject to such terms and conditions, including, without limitation, forfeiture and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance. A SAR is the right to receive cash, common stock or both based on the increase in the market value of the shares of common stock covered by such SAR from the initial date of the performance period for such SAR to the date of exercise. If the Committee elects to pay an amount to a participant in common stock, such common stock shall be valued at fair market value (as defined in the Plan) as the day of exercise of the SAR. We may only issue registered securities if the Company files a Registration Statement with the Securities and Exchange Commission.

The Plan provides that ISOs may be granted to a recipient during a calendar year only if the aggregate fair market value (determined as of the time an ISO is granted) of common stock with respect to which ISOs are exercisable for the first time by such recipient during any calendar year under the Plan and any other “incentive stock option plans” maintained by the Company does not exceed $100,000.

 Eligible Recipients of Awards

The Committee may grant awards to any of the Company’s employees, to a member of the Board of Directors and to our consultants.

Restrictions on Awards to Insiders

No Award under the Plan shall be granted if the aggregate number of shares of common stock (i) issued to Insiders (as that term is defined in the Plan) of the Company within any one year period, or (ii) issuable to Insiders at any time, under the Plan and any other security based compensation arrangement of the Company could exceed 10% of the Company’s shares of common stock issued and outstanding, on a non-diluted basis, at the time of the grant of the Award.

Term of Options

The term of each stock option shall be fixed by the Committee provided that no stock option shall be exercisable more than ten (10) years after the date the stock option is granted, and provided further that no ISO granted to a ten percent shareholder shall be exercisable more than five (5) years after the date the option is granted.

Option Price

The option price per share of common stock purchasable under either an ISO or non-qualified stock option shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value (as defined in the Plan) of one share of common stock at the time of the grant, provided that the exercise price of an ISO granted to an eligible employee who is a ten percent shareholder shall not be less than 110% of the fair market value of one share of common stock at the time of grant.  Notwithstanding any other provision of the Plan to the contrary, all awards under the Plan that are subject to Code Section 409A shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Code Section 409A.

Market Appreciation of Stock Appreciation Rights

The Plan provides for Tandem and Non-Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a stock option in exchange for an amount in cash or stock equal to the excess of (i) the fair market value (as that term is defined in the Plan), on the date such stock option (or such portion thereof) is surrendered, of the common stock covered by such stock option (or such portion thereof), over (ii) the aggregate exercise price of such stock option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the fair market value of a share of common stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a stock option.

Stock Award Pricing

The Committee shall determine the price, if any, to be paid by the recipient of an award of restricted stock or registered stock under the Plan.

Assignability

No award granted pursuant to the Plan is transferable or assignable by its recipient other than by will or the laws of descent and distribution.

Shares Subject to the Plan

An aggregate of 291,177 shares of common stock is reserved for issuance under the Plan representing 1.8% of the Company’s issued and outstanding shares of common stock as of October 19, 2016. Shares of common stock to be delivered or purchased under the Plan may be either authorized but unissued common stock or treasury shares.

Anti-Dilution Protection

In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the Plan or in the number of shares of common stock subject to an outstanding award.

Merger, Consolidation, Reorganization, Liquidation, Etc.

If after the date of the adoption of the Plan, the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors is authorized under the Plan to make such arrangements it deems advisable with respect to outstanding awards, which shall be binding upon the recipients of such awards, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of or payment for such awards.

Market Value Restrictions

The amounts of certain awards are based on the fair market value of a share of common stock at a specified point in time. The exercise price per share of common stock under each nonqualified stock option or ISO granted under the Plan, which is paid to the Company at the time of the exercise, shall be determined by the Committee, but may not be less than the fair market value of such common stock on the date of grant of such option. “Fair market value” of a share of common stock as of a given date is defined by the Plan to be as of any given date: (i) if the Common Stock is listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on the trading market for the Common Stock, as selected by the Committee, on the trading date preceding the given date, as reported by the exchange or Nasdaq, as the case may be, (ii) if the Common Stock is not listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations.

No Repricing

Except for adjustments made pursuant to the anti-dilution provisions of the Plan, or by reason of a merger, consolidation, major acquisition of property for stock, reorganization or liquidation, the exercise or purchase price under any outstanding award granted under the Plan may not be decreased after the date of grant, nor may any outstanding award granted under the Plan be surrendered to the Company as consideration for the grant of a new award with a lower exercise or purchase price in the absence of the approval of the holders of a majority of the shares of our common stock present in person or by proxy at a duly constituted meeting of our shareholders.

Termination of Employment

Generally, unless otherwise determined by the Committee at grant, if a Participant is terminated for cause, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination. Unless otherwise determined by the Committee at grant, any Stock Option held by a Participant:

(i) on death or termination of employment or consultancy by reason of disability or, with respect toa Non-Qualified Stock Option, retirement, may be exercised, to the extent exercisable at the Participant’s death or termination, by the legal representative of the estate or Participant as the case may be, at any time within a period of one (1) year from the date of such death, termination or retirement;

(ii) on termination of employment or consultancy by involuntary termination without cause or for good reason or, with respect to an ISO, retirement, may be exercised, by the Participant at any time within a period of ninety (90) days from the date of such termination; or

(iii) on termination of employment or consultancy by voluntary termination but without good reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for termination by the Company for cause, any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

Amendments to the Plan

The Board may at any time amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate the Plan entirely. Provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 of the 1934 Act or, if and to the extent required, under the applicable provisions of the Code, no amendment may be made which would, among other things: increase the aggregate number of Common Shares that may be issued under the Plan; change the classification of Participants eligible to receive Awards under the Plan; decrease the minimum option price of any Stock Option; extend the maximum option period; change any rights under the Plan with regard to non-employee directors; or require stockholder approval in order for the Plan to continue to comply with the applicable provisions.

Awards to be Granted Under the Plan

The exact types and amounts of any awards to be made by the Committee to any eligible employee or non-employee director pursuant to the Plan are not presently determinable. As a result of the discretionary nature of the Plan, it is not possible to state who the participants in such Plan will be, the number of options or other awards to be received by any person or group, or the benefits that would have been received by certain persons or groups under the Plan during the last fiscal year if the Plan had been in effect during the year.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities. Tax consequences will also vary depending upon the jurisdiction where the recipient of the award may reside.

Restricted Shares

A recipient will not be taxed at the date of an award of Restricted Shares, provided that the Restricted Shares are subject to substantial risk of forfeiture, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such Shares to the recipient, elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the Restricted Shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company, unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the recipient as dividends and will not be deductible by the Company.

Incentive Stock Options

A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes on either the grant or the exercise of the ISO. If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued.

If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, or (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss. Generally, if an ISO is not exercised within three months following a participant’s termination of employment, the ISO will be treated as a nonqualified stock option.

Ordinarily, the excess of the fair market value of the shares on the date of exercise over the option price is an alternative minimum tax addition. A corresponding alternative minimum tax subtraction is allowed in the year in which the shares are disposed. See “Alternative Minimum Tax,” below.

Nonqualified Stock Options

The recipient of a nonqualified stock option under the Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights

A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of our common stock from the date of grant of the SAR to the date of exercise) and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Tandem Stock Appreciation Rights

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Shares equal in value to the excess of the fair market value of one Common Share over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

Non-Tandem Stock Appreciation Rights

Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan (“Non-Tandem Stock Appreciation Rights”). The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Subject to such terms and conditions, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Shares equal in value to the excess of the fair market value of one Common Share on the date the right is exercised over the fair market value of one (1) Common Share on the date the right was awarded to the Participant.

Alternative Minimum Tax

In addition to the federal income tax consequences described above, a recipient may be subject to the alternative minimum tax (“AMT”), which is payable only to the extent it exceeds the recipient’s regular tax liability. The AMT is assessed on the recipient’s alternative minimum taxable income in excess of an exemption amount that varies by filing status. For purposes of computing the AMT, the alternative minimum taxable income is equal to taxable income (1) increased by tax preference items and (2) increased or reduced by certain AMT “adjustments.” Federal law currently provides for a minimum tax credit that may be applied against the recipient’s regular tax liability in years following a year in which the recipient is subject to AMT. The minimum tax credit is limited to the excess, if any, of the regular tax over the tentative AMT for the year. Any credit not used because of the limitation may be carried forward indefinitely.

Section 409A

Notwithstanding any contrary provisions in the Plan, each provision in the Plan that otherwise relates to nonqualified deferred compensation benefits will be interpreted to permit the deferral of compensation and the payment of deferred amounts in accordance with Section 409A of the Internal Revenue Code of 1986, to the extent applicable.

Required Vote

In order to become effective, the proposal to ratify the Company’s 2016 stock incentive and equity compensation plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE COMPANY’S 2016 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN UNDER PROPOSAL No. 3.

BOARD MEETINGS AND COMMITTEES; ANNUAL MEETING ATTENDANCE

Our Board of Directors currently consists of six directors. They are: Glen Van Treek, Dr. John Carden, Eliseo Gonzalez-Urien, Christopher Reynolds, Pierre Pelletier and David Smith.  The rules of the NYSE MKT require that a majority of our directors be independent directors.  The Board has determined that Dr. Carden and Messrs., Gonzalez-Urien, Reynolds, Pelletier and Smith are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”) and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE MKT.  Mr. Reynolds and Mr. Smith are considered a “financial expert”.

During our last fiscal year, our Board met a total of nine times.   Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve.

An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the board of directors of the Corporation or a duly authorized committee thereof. Except as otherwise required by law, special meetings of stockholders of the Company for any purpose(s) may be called at any time only by or at the direction of (a) the board of directors of the Company, (b) the chairman of the board of directors or (c) two or more directors.

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so either in person or made themselves available by telephone.

Committees of the Board

The Board has three standing committees: an Audit Committee; a Compensation Committee; and a Corporate Governance and Nominating Committee.  A minimum of three directors serve on each committee. Current membership on the various committees is as follows:

•	Compensation Committee: Eliseo Gonzalez-Urien (Chair), David Smith and Dr. John Carden;
•	Corporate Governance and Nominating Committee: Dr. John Carden (Chair), David Smith, Christopher Reynolds, and Eliseo Gonzalez-Urien;
•	Audit Committee: Christopher Reynolds (Chair), David Smith and Dr. John Carden.

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below.  Our Audit Committee met four times during the last fiscal year.  Our Corporate Governance and Nominating Committee met once during the fiscal year ended June 30, 2016. Our Compensation Committee met once in the fiscal year ended June 30, 2016.

Copies of the charters of each of these committees are available on Paramount’s website located at www.paramountnevada.com.

The primary purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and audits of the financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The Corporate Governance and Nominating Committee is comprised of all the independent board members. The committee focuses on a wide array of responsibilities including (but not limited to): to determine criteria for selecting new directors, identify or seek out individuals qualified to become directors; consider nominations of director candidates validly made by stockholders; review and make recommendations to the Board concerning qualifications, appointment and removal of committee members; review and make recommendations to the Board concerning any amendments to the Company’s corporate governance documents; and to review and make recommendations to the Board concerning corporate governance issues, issues of broad social significance and responsible conduct.

During the fiscal year ended June 30, 2016, the Board of Directors formed a Special Committee comprised of independent directors David Smith (Chair) and John Carden to consider and evaluate a possible transaction with Calico Resources Corp.

(“Calico”). The Special Committee met ten times prior to its unanimous recommendation to the Paramount board to approve the transaction with Calico.

The Compensation Committee

The Compensation Committee is comprised of three independent directors, currently consisting of Messrs. Gonzalez-Urien (Chair), Smith and Dr. Carden.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•	evaluating the performance of and establishing compensation for Paramount’s President and Chief Executive Officer;
•	establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;
•	making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and
•	approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation Committee’s further responsibilities are discussed more fully in its charter.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on this review and these discussions, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into Paramount’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016.

Submitted by the Compensation Committee of the Board,

Eliseo Gonzalez-Urien, Chair

David Smith

John Carden

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Dr. Carden (Chair), Messrs. Gonzalez-Urien, Smith and Reynolds.  All members of the Committee are independent directors.

The Corporate Governance and Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board and further assists the Board by regularly assessing and making recommendations to improve the Company’s governance practices.

The Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Committee, including director candidates submitted by Paramount’s stockholders.

The Corporate Governance and Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year.  The members of the Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the Annual Meeting.

To date, our Corporate Governance and Nominating Committee has not paid a fee to any third party to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as a director, the Corporate Governance and Nominating Committee considers a number of factors, including the following:

•	personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;
•	reputation in a particular field or area of expertise;
•	current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;
•	the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;
•

the skills and personality of the nominee and how the Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;

•

the willingness to represent the best interests of all of Paramount’s stockholders and not just one particular constituency; and the diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

The Audit Committee

The Audit Committee currently consists of Christopher Reynolds (Chair), Dr. John Carden and David Smith.  The Board has determined that each member of the Audit Committee is independent under NYSE MKT rules and Rule 10A-3 under the Exchange Act.  Each member of the Audit Committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that Mr. Reynolds and Mr. Smith are “audit committee financial experts” within the meaning of applicable SEC regulations.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications and independence of Paramount’s independent auditor and the performance of Paramount’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•	acting as the direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;
•	appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;
•	pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and
•	acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter.  In accordance with the rules of the NYSE MKT, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the Listing Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held four meetings in fiscal 2016. A copy of the charter is available on the Company’s website at www.paramountnevada.com by choosing the “Corporate link” then clicking on the “Governance” section.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the internal audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the June 30, 2016 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2016 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, MNP LLP as the Company’s independent registered public accounting firm for fiscal 2017.

Respectfully submitted,
THE AUDIT COMMITTEE

Christopher Reynolds, Chairman
John Carden
David Smith

Related Person Transaction Policies and Procedures

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002.  A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our Audit Committee has been charged with responsibility for approving all related party transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances.  In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the fiscal year ended June 30, 2016, independent directors as a group, were paid or accrued $110,000 for their services as directors of the Company’s Board.  During the year ended June 30, 2016, the Company also recorded a non-cash transaction to recognize stock based compensation for directors in the amount of $129,070.

EXECUTIVE COMPENSATION

The Summary Compensation Table (“SCT”) summarizes the total compensation of our NEOs for the fiscal year ended June 30, 2016, and the prior two fiscal years to the extent required under the Securities and Exchange Commission rules.

Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards	Awards(1)	Compensation	Earnings	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Glen Van Treek	2016	$160,000	—	$—	$—	$—	—	$—	$160,000
President and CEO	2015	$33,334	—	$—	$311,945	$—	—	$—	$345,279
	2014	$—	—	$—	$—	$—	—	$—	$—

Carlo Buffone	2016	$160,000	—	$—	$—	$—	—	$—	$160,000
Chief Financial Officer	2015	$33,334	—	$—	$311,945	$—	—	$—	$345,279
	2014	$—	—	$—	$—	$—	—	$—	$—

(1)

The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718.  The assumptions used to calculate these amounts are discussed in Note 6 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on September 16, 2016.  As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

Narrative to Summary Compensation Table

Executive Employment Arrangements

On August 10, 2016, we amended the employment agreements with Mr. Van Treek and Mr. Buffone.  For a description of the terms and conditions of such employment agreements, please see the section entitled “Amended Employment Agreements” below.

2016 Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company.   The base salary payable to each named executive officer is intended to provide a fixed component reflecting the executive’s skill set, experience, role and responsibilities.

2016 Bonuses

The named executives did not earn any performance based cash bonus from the Company in fiscal 2016. Subsequent to June 30, 2016, on August 5, 2016, Mr. Van Treek and Mr. Buffone were each granted a performance based cash bonus in the amount of $40,000.

Equity Based Compensation

On June 16, 2015, we adopted the 2015 Stock Award and Incentive Plan (the “2015 Plan”). The purpose of the 2015 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

The principal features of the 2015 Plan are summarized below.

Types of Awards

The 2015 Plan authorized a broad range of awards, including:

•stock options;

•stock appreciation rights (“SARs”);

•restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer; and

•other awards based on common stock.

There were no options granted in fiscal 2016.

Amended Employment Agreements

On August 10, 2016, we entered into amended employment agreements (collectively, the “Employment Agreements”) with Mr. Van Treek and Mr. Buffone.  The material terms of such agreements are summarized below:

Base Salary, Annual Bonus and Equity Compensation

The Employment Agreements provide Mr. Van Treek and Mr. Buffone with annual base salaries of $200,000 each.  Each executive is entitled to participate in the Company’s benefit plans, and paid vacation in accordance with Company policies.  The Employment Agreements also provide that Mr. Van Treek and Mr. Buffone shall be granted cash performance bonuses and equity incentives on a periodic basis at the discretion of the Board of Directors.

Termination by the Company Other Than for Just Cause, Disability or Death and Termination by the Employee for Good Reason

The Employment Agreements provide for amounts to be paid upon termination of employment by the Company other than for just cause, disability or death or is terminated by the Employee for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the Employee in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.  Good reason shall include, without limitation, the occurrence of the following: (a) a material change (other than those that are clearly consistent with a promotion) in the Employees position or duties, responsibilities, title or office; (b) a reduction by the Company of the Employees salary; (c) any material breach by the Company of any provision of the employment agreement

Termination for Just Cause and Termination by the Employee Other Than Good Reason

The Employment Agreements provide if employment of the executive is terminated by the Company for just cause or is terminated by the executive other than for good reason, the Company shall pay to the executive any earned but unpaid annual salary and the Company shall have no further obligation to the executive.

Change of Control

The Employment Agreements provide for amounts to be paid if the executive’s employment is terminated by the Company or by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the Employee in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreements also provide, immediately prior to the control change, the Company may pay an additional discretionary bonus to Mr. Van Treek and Mr. Buffone.  The additional discretionary bonus may be any amount and shall be determined by the Board of Directors in their sole and absolute discretion.

Outstanding Equity Awards at Fiscal Year-End June 30, 2016

	Option Awards							Stock Awards
											Equity
											Incentive
											Plan
										Equity	Awards:
					Equity					Incentive	Market or
					Incentive					Plan	Payout
					Plan					Awards:	Value of
					Awards:					Number of	Unearned
	Number of		Number of		Number of					Unearned	Shares,
	Securities		Securities		Securities			Number of	Market Value	Shares,	Units or
	Underlying		Underlying		Underlying			Shares or	of Share or	Units or	Other
	Unexercised		Unexercised		Unexercised	Option	Option	Units of Stock	Units That	Other Rights	Rights That
	Options		Options		Unearned	Exercise	Expiration	That Have Not	Have Not	That Have	Have Not
Name	Exercisable		Unexercisable		Options	Price	Date	Vested	Vested	Not Vested	Vested
Glen Van Treek	91,667	(1)	—		—	$1.53	6/29/20	—	—	—	—
Glen Van Treek	—		91,667	(2)	91,667	$1.53	6/29/20	—	—	—	—
Glen Van Treek	—		91,666	(3)	91,666	$1.53	6/29/20	—	—	—	—
Carlo Buffone	91,667	(1)	—		—	$1.53	6/29/20	—	—	—	—
Carlo Buffone	—		91,667	(2)	91,667	$1.53	6/29/20	—	—	—	—
Carlo Buffone	—		91,666	(3)	91,666	$1.53	6/29/20	—	—	—	—

(1)	The stock option is fully vested and exercisable
(2)	The stock option vests and becomes exercisable on June 30, 2016 and the Company’s share price closing above 35% of the exercise price for ten days (The ten days do not have to be consecutive)
(3)	The stock option vests and becomes exercisable on June 30, 2017 and the Company’s share price closing above 50% of the exercise price for ten days (The ten days do not have to be consecutive)

DIRECTOR COMPENSATION

Cash Compensation

Each year, an independent director is eligible to receive a cash retainer of $10,000 for serving on our Board of Directors.  In addition, our Chairman of the Board is eligible to receive an additional cash retainer of $10,000 for service as our Chairman of the Board.

Equity Compensation

On June 16, 2015, we adopted the 2015 Stock Award and Incentive Plan (the “2015 Plan”). The purpose of the 2015 Plan will be to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards (1) ($)	Non-equity incentive plan compensation	($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)
John Carden	15,000(1)	—		—		—	—	15,000
Eliseo Gonzalez-Urien	10,000	—		—		—	—	10,000
Christopher Reynolds	10,000	—		—		—	—	10,000
David Smith	25,000(1)	—		—		—	—	25,000

(1)

The fee’s earned for both John Carden and David Smith include a $5,000 fee for their participation in the Special Committee which is described in the section “Committees of the Board” found on page 17.

Outstanding Equity Awards at Fiscal Year-End June 30, 2016

	Option Awards							Stock Awards
											Equity
											Incentive
											Plan
										Equity	Awards:
					Equity					Incentive	Market or
					Incentive					Plan	Payout
					Plan					Awards:	Value of
					Awards:					Number of	Unearned
	Number of		Number of		Number of					Unearned	Shares,
	Securities		Securities		Securities			Number of	Market Value	Shares,	Units or
	Underlying		Underlying		Underlying			Shares or	of Share or	Units or	Other
	Unexercised		Unexercised		Unexercised	Option	Option	Units of Stock	Units That	Other Rights	Rights That
	Options		Options		Unearned	Exercise	Expiration	That Have Not	Have Not	That Have	Have Not
Name	Exercisable		Unexercisable		Options	Price	Date	Vested	Vested	Not Vested	Vested
John Carden	16,667	(1)	—		—	$1.53	6/29/20	—	—	—	—
John Carden	—		16,667	(2)	16,667	$1.53	6/29/20	—	—	—	—
John Carden	—		16,666	(3)	16,666	$1.53	6/29/20	—	—	—	—
Eliseo Gonzalez-Urien	16,667	(1)	—		—	$1.53	6/29/20	—	—	—	—
Eliseo Gonzalez-Urien	—		16,667	(2)	16,667	$1.53	6/29/20	—	—	—	—
Eliseo Gonzalez-Urien	—		16,666	(3)	16,666	$1.53	6/29/20	—	—	—	—
Christopher Reynolds	16,667	(1)	—		—	$1.53	6/29/20	—	—	—	—
Christopher Reynolds	—		16,667	(2)	16,667	$1.53	6/29/20	—	—	—	—
Christopher Reynolds	—		16,666	(3)	16,666	$1.53	6/29/20	—	—	—	—
David Smith	25,000	(1)	—		—	$1.53	6/29/20	—	—	—	—
David Smith	—		25,000	(2)	25,000	$1.53	6/29/20	—	—	—	—
David Smith	—		25,000	(3)	25,000	$1.53	6/29/20	—	—	—	—

(1)	The stock option is fully vested and exercisable

(2)	The stock option vests and becomes exercisable on June 30, 2016 and the Company’s share price closing above 35% of the exercise price for ten days (The ten days do not have to be consecutive)
(3)	The stock option vests and becomes exercisable on June 30, 2017 and the Company’s share price closing above 50% of the exercise price for ten days (The ten days do not have to be consecutive)

CORPORATE GOVERNANCE

Directors’ Independence

Our Board currently consists of six directors. They are: David Smith, Glen Van Treek, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden and Pierre Pelletier.  The rules of the NYSE MKT require that a majority of our directors be independent directors.  The Board has determined that Dr. Carden and Messrs. Smith, Gonzalez-Urien, Pelletier and Reynolds are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE MKT.  Mr. Reynolds and Mr. Smith are considered “financial experts”

Lead Director

The Board of Directors elected Mr. David Smith from its members of the Board of Directors, as Chairman of the Board of Directors, and who shall preside at all meetings of the Board of Directors and stockholders at which he shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors as stated in the Corporate Bylaws.

The Board’s Role in Succession Planning

Except as otherwise provided in the Articles of Incorporation, the Board of Directors shall consist of at least three (3) individuals and not more than fifteen (15) individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time as provided in, and in accordance with, the Articles of Incorporation. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors (or, to the extent permitted under the Articles of Incorporation, the stockholders) to fill vacancies or the right of the stockholders to remove directors, each as provided in the Articles of Incorporation or these Bylaws.

Code of Conduct

The Board has adopted a Code of Ethics that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountnevada.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2016, Messrs. Gonzalez-Urien (Chair), Smith, and Dr. Carden served as members of our Compensation Committee. None of the members of the Compensation Committee is a current or former officer or employee of Paramount, nor did any Compensation Committee member engage in any “related person” transaction that would be required to be disclosed under Item 404 of Regulation S-K.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445. Attn: David Smith. If you wish to communicate with a specific director, the communication should be sent to the indicated address with the name of the director appearing on the front cover of your communication.

STOCKHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (which, for purposes of the Corporation’s first annual meeting after the IPO Date (as defined in the Articles of Incorporation), shall be, December 17, 2015); provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Corporation Amended and Restated Bylaws) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by mail to Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445.

OTHER MATTERS

Upon written request addressed to our Corporate Secretary at 665 Anderson Street, Winnemucca, Nevada 89445 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2016 Annual Report on Form 10-K as filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

Directions to the ANNUAL Meeting

The Annual Meeting of Stockholders will be held at The Grand Sierra Resort located at 2500 East 2nd Street, Reno, Nevada 89502.

From Reno-Tahoe International Airport: head east, take the I-580 N and take exit 67 for East Second Street toward Glendale Avenue, turn right on E 2nd Street and the destination will be on the right.

From Las Vegas, NV: From N 4th Street, get on the I-515N/US-93 N/US-95N, follow US-95N (approx.312 miles), turn left on NV-117N, turn right on McLean Rd., turn left onto US-50 W, take I-80 BUS E and merge onto I-80W, take exit 15 to merge onto I-580 S/US-395 S toward Carson City, take exit 67 for E Second St toward Glendale Ave., turn left on E 2nd Street and the destination will be on your right.

From Carson City, NV: take Interstate 580 N ramp and merge onto I-580, take exit 67 for E Second St toward Glendale Ave., turn left on E 2nd Street and the destination will be on your right.

From Lake Tahoe, NV: head northwest on Lakeshore Blvd. toward Slott Peak Ct, turn right toward and take Tahoe Blvd, take the exit onto NV-431, merge onto I-580/US-395 N, take exit 67 for E Second St toward Glendale Ave., turn left on E 2nd Street and the destination will be on your right.

Exhibit 1

2016 Stock Incentive and Equity Compensation Plan

PARAMOUNT GOLD Nevada

IMPORTANT ANNUAL MEETING INFORMATION

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 pm, EST, on December 13, 2016.

Vote by Internet

- Go to **www.investorvote.com/PZG**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposal 2, and FOR Proposal 3.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - DAVID SMITH	☐	☐	02 - GLEN VAN TREEK	☐	☐	03 - CHRISTOPHER REYNOLDS	☐	☐
04 - JOHN CARDEN	☐	☐	05 - ELISEO GONZALEZ-URIEN	☐	☐	06 - PIERRE PELLETIER	☐	☐

Proposal	For	Against	Abstain
2. Vote on ratification of MNP LLP as our independent registered accountants.	☐	☐	☐
3. Ratification of the company's 2016 stock incentive and equity compensation plan.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.